UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Western Sizzlin Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WESTERN SIZZIN CORPORATION

May 16, 2005

Dear Fellow Stockholder:

You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Western Sizzlin Corporation (the “Company”) to be held at the Atlanta Marriott Airport Hotel, 4711Best Rd., College Park, Georgia 30337 on Wednesday, June 22, 2005 at 10:00 a.m. local time.  The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be transacted at the meeting.

During the meeting, management will report to you on the activities and progress of the Company during the past year.  Management will also discuss plans for the remainder of the current year.  We welcome this opportunity to talk to you about our Company and we look forward to your comments and questions.

The Board of Directors appreciates and encourages stockholder participation in the Company’s affairs and we hope you can attend in person.  Whether or not you plan to attend the meeting, it is important that your shares be represented.  Therefore, please sign, date, and mail the enclosed proxy in the envelope provided at your earliest convenience.

Sincerely,

Paul C. Schorr, III
Chairman of the Board

WESTERN SIZZIN CORPORATION

Notice of Annual Meeting of Stockholders

May 16, 2005

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Stockholders of WesterN SizzliN Corporation, a Delaware corporation (the “Company”), will be held on Wednesday, June 22, 2005, at 10:00 a.m. local time, at the Atlanta Marriott Airport, 4711 Best Rd., College Park, Georgia 30337, for the following purposes as more fully described in the Proxy Statement accompanying this Notice:

1.                                       To elect nine Directors to the Board of Directors to serve for the upcoming annual term and until their successors are duly elected; and

2.                                       To approve the adoption of the 2005 Western Sizzlin Corporation Stock Option Plan.

3                                          To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on April 18, 2005 are entitled to receive notice of and vote at the meeting.

All stockholders are cordially invited to attend the meeting in person.  However, to assure your representation at the meeting, you are urged to complete, sign, date and return the enclosed Proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.  Stockholders attending the meeting may revoke this proxy and vote in person.

Sincerely,

Paul C. Schorr, III
Chairman of the Board

Roanoke, Virginia

WESTERN SIZZLIN CORPORATION

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed Proxy is solicited on behalf of Western Sizzlin Corporation, a Delaware corporation for use at its 2005 Annual Meeting of Stockholders to be held on June 22, 2005, at 10:00 a.m. local time, or at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders.  The Annual Meeting will be held at the Atlanta Marriott Airport Hotel, 471 Best Rd., College Park, Georgia 30337.  The Company’s principal executive offices are located at 1338 Plantation Road, Roanoke, Virginia 24012.  The Company’s telephone number is (540) 345-3195.

These proxy solicitation materials were mailed on or about May 16, 2005, to all stockholders entitled to vote at the meeting.

Record Date; Outstanding Shares

Stockholders at the close of business on the record date of April 18, 2005 are entitled to receive a notice of and vote at the meeting.  On the Record Date, 11,908,571 shares of the Company’s Common Stock, $0.01 par value, were issued and outstanding.  For information regarding holders of more than 5% of the outstanding Common Stock, see “Election of Directors—Security Ownership of Certain Beneficial Owners and Management.”

Revocability of Proxies

Proxies given pursuant to this solicitation may be revoked at any time before they have been used.  Revocation will occur by delivering a written notice of revocation to the Company or by duly executing a proxy bearing a later date.  Revocation will also occur if the individual attends the meeting and votes in person.

Voting and Solicitation

Every stockholder of record on the record date is entitled, for each share held, to one vote on each proposal or item that comes before the meeting.  In the election of Directors, each stockholder will be entitled to vote for nine nominees and the nominees with the greatest number of votes will be elected.

The cost of this solicitation will be borne by the Company.  The Company may reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding solicitation material to beneficial owners.  Proxies may be solicited by certain of the Company’s Directors, Officers and regular employees, without additional compensation, personally, by telephone or by telegram.

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the record date.  Shares that are voted “FOR,” “AGAINST,” or “WITHHELD FROM” a matter are treated as being present at the meeting for purposes of establishing a quorum and also treated as shares “represented and voting” or “votes cast” at the Annual Meeting with respect to such matter.

Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum, but will not be counted for purposes of determing the number of votes cast with respect to the election of directors.  Proxies which are properly signed and returned will be voted at the meeting along with the shares of Common Stock represented in person and voting.  Stockholders may specify their preference by marking the appropriate boxes on the proxy and the proxy will then be voted in accordance with such specifications.  In the absence of such specifications, the proxy will be voted for the nine nominees for the Board of Directors, in favor of adopting the 2005 Stock Option Plan and in accordance with the instructions of the Board of Directors as to any other matters.

Deadline for Receipt of Stockholder Proposals

Stockholder proposals which are intended to be presented at the Company’s 2006 Annual Meeting must be received by the Company not later than January 2, 2006 in order that they may be included in the

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proxy statement and form of proxy for that meeting.  Proposals must be in compliance with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

ELECTION OF DIRECTORS

General

Nine Directors are to be elected at the Annual Meeting.  Unless otherwise instructed, the proxy holders will vote all of the proxies received by them for the Company’s nine nominees named below.  In the event that any of the nominees shall be unavailable to serve, the proxy holders will vote in their discretion for a substitute nominee.  It is not expected that any nominee will be unavailable.  The term of office of each person elected as a Director is for a one-year term.

The Nominating Committee of the Board of Directors unanimously recommended the current Directors to be the nominees for election at the 2005 annual meeting, with the exception of William E. Proffitt, who decided not to stand for another term.  Mr. Proffitt’s decision did not result because of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  The Board of Directors decided to proceed with a board composed of nine directors.  The seat held by Mr. Proffitt is not open.

Vote Required

The nine nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy at the meeting and entitled to vote shall be elected to the Board of Directors.

Nominees for Election at the Annual Meeting

The names of the nominees and certain information about them are set forth below:

NAME OF NOMINEE	AGE	POSITION	SINCE
Paul C. Schorr, III(1) (4)	68	Chairman of the Board	1994

Roger D. Sack(3)	70	Director	1995

A. Jones Yorke(1)(4)	73	Director	1999

Titus W. Greene(3)(4)	68	Director	2002

J. Alan Cowart(3)	41	Director	1999

Stanley L. Bozeman, Jr.(2)	49	Director	1995

Thomas M. Hontzas(1)(4)	60	Director	2002

Jesse M. Harrington, III(1)	64	Director	2002

Pat Vezertzis(2)	58	Director	2002

(1)                                  Member of Audit Committee

(2)                                  Member of Compensation Committee

(3)                                  Member of Nominating Committee

(4)                                  Member of Executive Committee

Paul C. Schorr, III has been a Company Director since August 1, 1994.  Mr. Schorr served as Chairman of the Board of the Company from June 20, 1995 until July 1, 1999, and was re-elected as Chairman on September 27, 2002.  For the past seventeen years, Mr. Schorr has served as the President and Chief Executive Officer of ComCor Holding, Inc., a consulting firm.  In addition, Mr. Schorr is a Director of National Research Corporation (a public company).

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Roger D. Sack has served as a Company Director since June 26, 1995.  Since 1981, Mr. Sack has been associated with York Cold Storage Company, a refrigeration and storage company where he currently serves as President.  Mr. Sack performs strategic planning and financial service for York Cold Storage Company.  In addition, Mr. Sack serves as an Executive Vice President and Director of York Cold Storage Company and Crystal Lake Foods, LLC.

A. Jones Yorke has been a Company Director since May 12, 1999.  Mr. Yorke was previously Chairman and a Director of Auerbach Financial Group, Inc., an investment firm in New York City 1998 to 2002.  Prior to that, Mr. Yorke served as a Senior Officer of Weatherly Securities and Coleman & Company Securities Corporation.  He was previously President of Paine Webber, Inc. and Executive Director of the Securities and Exchange Commission.  He currently serves as Director and Chairman of 42nd Street Development Corporation in New York City.

Titus W. Greene has been a Company Director since September 27, 2002 and previously served as Chairman of the Board and a Director from 1993 to 1996.  Mr. Greene was a WesterN SizzliN franchisee from 1973 to 1996.

J. Alan Cowart has been a Company Director since November 11, 1999.  Mr. Cowart has been a WesterN SizzliN franchisee since 1985 and is presently the owner-operator of a restaurant in Pooler, Georgia.

Stanley L. Bozeman, Jr. has been a Company Director since April 12, 1995.  Mr. Bozeman has been a WesterN SizzliN franchisee since 1979.  He is presently the owner-operator of a restaurant in Griffin, Georgia.  He is the General and Managing Partner of Bozeman Properties Limited Partnership and owner of Stan Bozeman Rental Property Company.

Thomas M. Hontzas has been a Company Director since September 27, 2002 and previously served as a Director from May 14, 1997 to June 2001.  Mr. Hontzas retired in May 1998 as Executive Vice President of Deposit Guaranty Corporation in Jackson, Mississippi, a holding company with banking offices in three states.  He had been with Deposit Guaranty Corporation since 1968.  He was elected Chairman of the Board of The Peoples Bank of Mendenhall.  Mr. Hontzas has been a WesterN SizzliN franchisee since December 20, 1979.

Jesse M. Harrington, III has been a Company Director since September 27, 2002 and previously served as a Director from November 12, 1996 to May 1999.  Mr. Harrington is a financial consultant for individuals, having retired as Senior Vice President-Treasurer of Hardee’s in Rocky Mount, North Carolina.  He was responsible for all Treasury and Controllership functions at various times while with Hardee’s from 1968 to 1993.

Pat Vezertzis has been a Company Director since September 27, 2002 and previously served as a Director from December 13, 1993 to May 1997.  Mr. Vezertzis founded and is President of Vezertzis Service Systems, Inc. in Fort Payne, Alabama.  Vezertzis Service Systems, Inc. operates WesterN SizzliN franchises and owns three shopping centers and other commercial properties.

The Board of Directors recommends that stockholders vote “FOR” the nominees listed above.

APPROVAL OF THE

2005 WESTERN SIZZLIN CORPORATION STOCK OPTION PLAN

In April 2005, the Board of Directors approved the 2005 Western Sizzlin Corporation Stock Option Plan. The 2005 Plan is designed to replace the prior stock option plan, the 1994 Austins Steak & Saloon, Inc. Incentive and Non-Qualified Stock Option Plan, which expired for purposes of granting stock options in October 2004. The Board believes that an employee stock option plan, such as proposed by the 2005 Plan, is important to provide a mechanism to offer both management and non-management employees the ability to participate in the long-term growth of the Company. If the 2005 Plan is approved, the Company intends to register with the SEC the 500,000 shares of common stock reserved for issuance under the Plan on a registration statement on Form S-8 under the Securities Act of 1933 (as amended) as soon as practicable after receiving stockholder approval.

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Summary of the 2005 Stock Option Plan

The principal provisions of the 2005 Plan are summarized below. This summary is not a complete description of all of the 2005 Plan’s provisions, and is qualified in its entirety by reference to the 2005 Plan which is attached to this proxy statement as Appendix A. Capitalized terms in this summary not defined in this proxy statement have the meanings set forth in the 2005 Plan.

Purpose. The 2005 Plan is intended to allow employees, directors and consultants of the Company and its subsidiaries to acquire or increase their ownership of the Company’s Common Stock, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its subsidiaries in attracting new employees, directors and consultants and retaining existing ones. The 2005 Plan also is intended to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals, to provide an incentive for excellence in individual performance, and to promote teamwork.

Administration. The 2005 Plan will be administered by the Board of Directors or by a committee appointed by the Board. References below to the “Plan Committee” are references to the Board, or Plan Committee, as applicable. Subject to the express provisions of the 2005 Plan, the Plan Committee has the authority (i) to determine when, to whom, and in what types and amounts Awards (as defined below) should be granted and the terms and conditions applicable to each Award, (ii) to determine the terms and conditions of all Award Agreements and to amend any Award Agreement at any time, with the consent of the Grantee under certain circumstances, (iii) to cancel, with the consent of the Grantee, outstanding Awards and grant new Awards in substitution therefore, (iv) to accelerate the ability to exercise, and to accelerate or waive any or all of the terms and conditions applicable to, any Awards, (v) subject to the provisions of the 2005 Plan, to extend the time during which any Awards may be exercised, (vi) to make such adjustments or modifications to Awards to Grantees working outside the United States as are advisable to fulfill the purposes of the 2005 Plan or to comply with applicable local law, and (vii) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Plan Committee deems appropriate. The Plan Committee is authorized to construe and interpret the 2005 Plan, to establish, amend and rescind any rules relating to the 2005 Plan and to make all other determinations which may be necessary or advisable for the administration of the 2005 Plan. Additionally, if the Plan Committee determines that an adjustment of the 2005 Plan or outstanding Awards is necessary to prevent enlargement or dilution of the intended benefits under the 2005 Plan following any change affecting the shares of the Company’s Common Stock by reason of any dividend or other distribution to stockholders (whether in cash, Shares, other securities or other property), stock split, reverse stock split, recapitalization, subdivision, consolidation or reduction of capital, reorganization, merger, scheme of arrangement, split-up, spin-off, or combination involving the Company or repurchase or exchange of Shares or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction, the Plan Committee will, in such manner as it deems equitable, adjust any or all of (i) the number or type of Shares (or other securities or properties) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award or the substitution of other property for Shares subject to an outstanding Award. All determinations on all matters relating to the 2005 Plan or any Award Agreement may be made in the sole and absolute discretion of the Plan Committee, and all such determinations of the Plan Committee shall be final, conclusive and binding. No member of the Plan Committee is liable for any action or determination made with respect to the 2005 Plan or any Award thereunder.

Eligibility. All directors and employees of and consultants to the Company and its subsidiaries will be eligible to receive Awards under the 2005 Plan. As of the date of this Proxy Statement, approximately 300 such employees and nine (9) non-employee Directors are eligible to participate in the 2005 Plan. The Company uses consultants from time to time, but cannot reasonably determine the number of consultants that would be eligible to participate in the 2005 Plan. The Company currently does not intend to make awards to consultants under the 2005 Plan.

Power to Amend the 2005 Plan. Subject to the terms of the 2005 Plan, the Board may alter, amend, suspend or terminate the 2005 Plan in whole or in part at any time without the approval of the stockholders. The Board may delegate to the Plan Committee any or all of the authority of the Board to alter, amend, suspend or terminate the 2005 Plan.

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Number of Shares. Subject to adjustment as described above, the aggregate number of Shares of the Company’s Common Stock authorized for issuance under the 2005 Plan is 500,000. No Shares are presently the subject of outstanding Awards, and no Awards have been granted under the 2005 Plan. Shares that are forfeited or not issued under an Award, or Shares (however acquired) that are used to pay the exercise price of an Award or are withheld in connection with tax obligations arising from an Award, again become available for an Award or increase the number of Shares available for Awards. No person may receive under the 2005 Plan in any calendar year total Awards exceeding 10% of the total Shares of the Company’s Common Stock outstanding when the Award is granted. Based on the closing price of the Company’s Common Stock on the Record Date, the aggregate market value of Shares available for issuance under the 2005 Plan was $400,000.

Types of Awards. The 2005 Plan permits the grant of any or all of the following types of Awards to employees, directors and consultants of the Company and its Subsidiaries: stock options, including ISOs and options other than ISOs (“non-qualified options”).

Stock Options. The exercise price per Share of the Company’s Common Stock purchasable under any Option will be determined by the Plan Committee, but generally cannot be less than 100% of the Fair Market Value of a share of the Company’s Common Stock on the date the Option is granted. In certain instances, however, the exercise price of an Option may be less than the Fair Market Value of a Share on the Grant Date. In connection with the acquisition by the Company of another entity or the assets of such entity, the Plan Committee may grant Options (“Substitute Options”) with an exercise price less than the Fair Market Value of a Share on the Grant Date, to persons who become eligible to participate in the 2005 Plan and who hold options (“Acquired Entity Options”) to purchase shares of stock of the Acquired Entity or its affiliates immediately prior to such Acquisition. The exercise price of the Substitute Options will be set at a level that preserves the economic value of Acquired Entity Options that are replaced. The Plan Committee shall determine the term of each Option (subject to a maximum of 10 years) and the time or times when it may be exercised. The grant and the terms of ISOs shall be restricted to the extent required for qualification as ISOs by the Internal Revenue Code. In no event may an ISO be granted under the 2005 Plan on or after the date 10 years following the earlier of (i) the date the 2005 Plan was adopted and (ii) the date the 2005 Plan was approved by the stockholders. Options may be exercised following notice to the Company by payment of the exercise price: (i) in cash, personal check or wire transfer; (ii) in certain instances, in Shares with a Fair Market Value equal to the exercise price of the Option; (iii) pursuant to a “cashless exercise” through a broker-dealer under an arrangement approved by the Plan Committee; or (iv) at the discretion of the Plan Committee, with an interest-bearing promissory note or with a third-party loan that is guaranteed by the Company.

Change of Control. Unless otherwise defined in an Award Agreement, a Change of Control is deemed to occur in the event of certain acquisitions of 20% or more of the outstanding Company Common Stock, certain mergers which result in the Company’s stockholders owning 60% or less of the surviving corporation, or certain changes of more than 25% of the membership of the Board. In the event of a Change of Control, Awards will automatically become fully vested or fully exercisable, as applicable.

Elective Share Withholding. A Grantee may, subject to certain conditions, elect to have the Company withhold a portion of the Shares that would otherwise be issued to the Grantee under an Award to satisfy the Grantee’s income tax liabilities related to the Award.

Other. The 2005 Plan will terminate when all Shares of the Company’s Common Stock subject to the Plan have been acquired unless earlier terminated by the Board. Awards, and any rights under an Award, may not be transferred other than by will or by the law of descent and distribution or, with the consent of the Plan Committee, to members of a Grantee’s immediate family and related trusts, partnerships and other entities with respect to which the Grantee or such family members are owners or beneficiaries. The extent to which the Grantee shall receive the benefits of an Award following Termination of Affiliation will be determined in accordance with the provisions of the 2005 Plan and the Award Agreement, which benefits may extend beyond the date of Termination of Affiliation. The Plan Committee may permit or require a Grantee to defer receipt of payment or delivery of Shares upon the exercise or vesting of an Award.

Federal Income Tax Consequences of the Issuance and Exercise of Options.

The federal income tax consequences of the issuance and exercise of Options under the 2005 Plan to its participants and the Company are summarized below. The following discussion is based on the federal income tax laws in effect as of the date of this Proxy Statement and could be affected by future changes in the

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tax laws. The summary is not intended to constitute tax advice and does not address, among other things, possible state, local or foreign tax consequences.

The grant of an Option will have no immediate tax consequences for the Grantee or the Company. In general, the Grantee will have no taxable income upon the exercise of an ISO or upon the disposition of Shares acquired upon the exercise of an ISO if the applicable ISO holding period is satisfied (except that the alternative minimum tax may apply) and the Company will have no deduction upon exercise of the ISO. Upon exercising a non-qualified option, the Grantee will recognize ordinary income in an amount equal to the difference between the Fair Market Value on the date of exercise of the Shares acquired and the Option exercise price. The Company will be entitled to a deduction in the same amount, subject to the possible limitation under Section 162(m) of the Code. Generally, there will be no tax consequence to the Company in connection with a disposition of Shares acquired upon exercise of an Option, except that the Company may be entitled to a deduction upon disposition of Shares acquired on exercise of an ISO before the applicable holding period has been satisfied.

Under current rulings of the Internal Revenue Service, a Grantee who pays the exercise price for an Option with the Company’s Common Stock does not recognize gain or loss with respect to the disposition of the stock transferred in payment of the Option exercise price. However, the Grantee normally will recognize ordinary income upon the exercise of a non-qualified option in the manner described above. The Grantee’s basis in a number of acquired Shares equal to the number surrendered will be the same as the Grantee’s basis in the surrendered Shares, and the Grantee’s basis in any additional Option Shares will be equal to the amount of income the Grantee recognizes upon exercise of the Option.

Equity Compensation Plan Information

The following table provides information as of December 31, 2004 about the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights, as well as shares remaining available for future issuance under our existing equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)

Equity compensation plans approved by security holders (1)	75,000	$66,000	0

Equity compensation plans not approved by security holders (2)	100,000	$82,000	400,000

Total	175,000	$148,000	400,000

(1)                                    1994 Austins Steaks & Saloon, Inc., Incentive and Non-Qualified Stock Option Plan. As of October 31, 2004, this plan terminated by its terms for the purpose of issuing new options.

(2)                                  2004 Non-Employee Directors’ Stock Option Plan.

Vote Required

Approval of the 2005 Plan requires the affirmative vote of holders of a majority of the shares present or represented by proxy at the meeting and entitled to vote.

The Board of Directors recommends that stockholders vote “FOR” adoption of the 2005 Plan.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company’s Common Stock as of the Record Date (a) by each current executive officer of the Company named in the Summary Compensation Table (see “Executive Compensation”), (b) by each current Director, (c) by all Directors and Executive Officers as a group, and (d) by all persons known to the Company to be the beneficial owners of more than 5% of the Company’s Common Stock.  Unless otherwise indicated, the address for these individuals is 1338 Plantation Road, Roanoke, Virginia  24012.

NAME AND ADDRESS OF PERSON	NO. OF SHARES		PERCENT OF CLASS (2)

James C. Verney	100,000	(7)	(1)
President and Chief Executive Officer

Robyn B. Mabe	10,000		(1)
Vice President, Chief Financial Officer,
and Secretary/Treasurer

Stanley L. Bozeman, Jr.	291,000	(3)	2.3%
Director
1412 North Expressway
Griffin, GA 30223

J. Alan Cowart	131,000	(3)(4)	3.1%
Director
104 Pine Lakes Avenue
Savannah, GA 31405

Titus W. Greene	2,010,000	(3)(5)	16.6%
Director
2109 Windermere Lane
Shelby, NC 28150

Paul C. Schorr, III	670,000	(3)(6)	5.5%
Director
P. O. Box 57310
Lincoln, NE 68505

Roger D. Sack	276,786	(3)	1.9%
Director
2745 East Gate Road
Lincoln, NE 68502

Thomas M. Hontzas	135,152	(3)	1.0%
Director
3853 Sleepy Hollow
Jackson, MS 39211

A. Jones Yorke	10,000	(3)	(1)
Director
450 Park Avenue
New York, NY 10022

William E. Proffitt	21,000	(3)	(1)
Director
3721 Skye Court
Earlysville, VA 22936

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Jesse M. Harrington, III	20,000	(3)	(1)
Director
3705 Sheffield Drive
Rocky Mount, NC 27803-1160

Pat Vezertzis	27,500	(3)	(1)
Director
2200 Gaunt Avenue North
Ft. Payne, AL 35967

Hummingbird Management, LLC	1,438,600		12.1%
Shareholder
153 East 53rd St.
55th Floor
New York, NY 10022

Shawn Sedaghat	740,000		6.2%
9701 Wilshire Blvd., #1110
Beverly Hills, CA 90201

All Directors and Officers as a group beneficially own shares or 31.1% of the outstanding Common Stock as of April 18, 2005.

(1)                                  Represents less than 1% of the outstanding Common Stock of the Company.

(2)                                  Based upon 11,908,571 shares of Common Stock outstanding as of April 18, 2005.  Each named person is deemed to be the beneficial owner of shares of Common Stock that may be acquired within sixty days upon exercise of stock options or warrants and shares, options or warrants owned indirectly through a partnership or corporation.  Accordingly, the number of shares and percentage set forth next to the name of such person and all officers and directors as a group include the shares of Common Stock issuable upon presently exercisable stock options or warrants and shares, options or warrants owned indirectly.  However, the shares of Common Stock so issuable upon exercise by any persons are not included in calculating the percentage of Common Stock beneficially owned by any other stockholder.

(3)                                  This number of beneficially owned shares includes 10,000 shares purchasable pursuant to currently exercisable options.

(4)                                  This number of beneficially owned shares includes 12,000 shares owned by two of Mr. Cowart’s minor children.

(5)                                  This number of beneficially owned shares includes 1,434,500 shares owned by Titus Green and Company, a family limited partnership in which Titus Greene has sole voting and dispositive power, and 565,500 shares personally.

(6)                                  This number of beneficially owned shares includes 121,181 shares owned directly by The Schorr Family Company, Inc., in which Mr. Schorr is the President and Chief Executive Officer.

(7)                                  This number of beneficially owned shares includes 75,000 shares purchased pursuant to currently exercisable options.

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BOARD MEETINGS AND COMMUNICATIONS

The Board of Directors met four times during 2005 and held two telephonic meetings.  The Board acted on one matter by unanimous written consent.  The Board of Directors has an Audit and Finance Committee, Compensation Committee, a Nominating Committee, and an Executive Committee. All Directors were present for at least 75% of the Board and committee meetings.  The Company has no formal attendance policy for Director attendance at the Annual Meeting, but all Directors are encouraged to attend.  All of the Directors attended the 2004 Annual Meeting.

Stockholders wishing to communicate with the Board of Directors about any matter involving the business or operations of the Company should sent their communication in writing to the President of the Company at the Company’s principal office in Roanoke, Virginia.  The President will promptly send the communication to each member of the Board.

The Executive Committee, which currently consists of Directors Titus W. Greene, Thomas M. Hontzas, A. Jones Yorke and Paul C. Schorr, III (Chair), conducts certain affairs of the Company in absence of the entire Board of Directors and as allowed by the Company’s Bylaws and applicable law.  In 2004, the Executive Committee did not meet.  The other committees are discussed in detail under the respective headings that follow.

Directors are paid $1,500 for each Board meeting attended and a $1,000 quarterly retainer.  Additionally, the Directors receive $500 for each telephonic Board meeting.  The Directors also receive stock options under the 2004 Non-Employee Directors’ Stock Option Plan.  In 2004, each Director received a grant of 10,000 stock options under this plan.

REPORT OF THE AUDIT AND FINANCE COMMITTEE

The Audit and Finance Committee of the Board of Directors oversees the Company’s financial reporting process on behalf of the Board of Directors.  Management has the primary responsibility for the consolidated financial statements and the reporting process including the systems of internal controls.  The Board of Directors has adopted a written charter for the Audit Committee, which is appended to this proxy statement as Appendix B.

The Audit Committee currently consists of Directors Paul C. Schorr, III, Thomas M. Hontzas, Jesse M. Harrington, III and A. Jones Yorke (Chair).  All members of the Audit Committee meet the independence standards of the NASD’s listing requirements.  The Board of Directors has determined that A. Jones Yorke is an “audit committee financial expert” as defined by Item 401(h) of Regulation S-K of the Securities and Exchange Commission.  The Audit Committee meets periodically with the Company’s independent public accountants and members of management to review the Company’s accounting policies.  It also reviews the scope and adequacy of the independent accountants’ audit of the Company’s annual consolidated financial statements.  The Audit Committee recommends in advance the firm of independent public accountants to be retained by the Company to provide audit and audit related services.  In addition, the Chair of the Audit Committee pre-approves any engagement of accountants to provide non-audit services and all such engagements are reviewed and ratified by the Audit Committee at its next meeting. In 2004, the Audit Committee met four times and held four telephonic meetings.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements of the Company to be set forth in the Company’s 2004 Annual Report to Stockholders and the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.  The Audit Committee also discussed with Grant Thornton LLP, independent accountants for the Company who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States of America, the matters required to be discussed by the Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended.  The Statement on Auditing Standards No. 61 includes, among other items, matters relating to the conduct of an audit of the Company’s consolidated financial statements under generally accepted auditing standards.

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The Audit Committee has received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committee”, has considered the compatibility of nonaudit services with the auditors’ independence, and has discussed with Grant Thornton LLP their independence from the Company.

In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for 2004 for filing with the Securities and Exchange Commission.

The foregoing report is submitted by the Audit Committee in accordance with the requirements of the Securities Exchange Act of 1934 (as amended) and the rules and regulations thereunder.

Audit Committee

A.  Jones Yorke (Chair)

Paul C. Schorr, III

Jesse M. Harrington, III

Thomas M. Hontzas

INDEPENDENT PUBLIC ACCOUNTANTS

Grant Thornton LLP served as the independent public accountants for the Company for the fiscal year ended December 31, 2004.  The Audit Committee has recommended that Grant Thornton LLP continue as the Company’s independent public accountants for 2005.  Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will be given an opportunity to make any statements they desire and will also be available to respond to questions.

 On February 20, 2004, the Company notified KPMG LLP that they would be dismissed as the Company’s independent public accountants upon completion of the audit for the year ended December 31, 2003, which decision was approved by the Audit Committee of the Board of Directors.   Effective February 20, 2004 the Audit Committee of the Board of Directors selected Grant Thornton LLP as the Company’s successor’s independent auditor of the fiscal year ended December 31, 2004.  KPMG LLP’s independent auditors’ reports on the Company’s consolidated financial statements for the years ended December 31, 2003 and 2002, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the fiscal 2002 audit report of KPMG LLP dated February 28, 2003, referred to the change in the Company’s method of accounting for goodwill effective January 1, 2002, as required by the Company’s adoption of Statement of Financial Accounting Standards (SFAS) No. 142. There were no disagreements with KPMG LLP during the fiscal years ended December 31, 2003 and 2002 or for the interim period through March 30, 2004, the filing date of the Annual Report on Form 10-K for the fiscal year ended December 31, 2003, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which, if not resolved to the satisfaction of KPMG LLP would have caused it to make reference the subject matter of the disagreements in connection with its independent auditors’ report.

Summary of Accountants’ Fees

Audit Fees.  Grant Thornton LLP’s fees for the 2004 annual audit of the Company’s consolidated financial statements and quarterly reviews of the consolidated financial statements were $85,000 in 2004.  Fees billed by KPMG LLP for the same services during 2003 were $120,000.

Audit-Related Fees.  Grant Thornton LLP did not bill the Company during 2004 for assurance and related services in connection with the performance of its audit or reviews of the Company’s consolidated financial statements not reported under the caption “Audit Fees”.  KPMG LLP billed the Company $4,500 in 2004 for such audit-related fees.

Tax Fees.  Grant Thornton does not provide the Company with tax services.   KPMG LLP’s fees billed in 2003 for the preparation of 2002 tax returns were $18,000.

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All Other Fees.   KPMG LLP received additional fees of $4,785 for additional services rendered in 2003 not related to the audit or tax fees.  The additional services included research on 401(k) audit requirements and research on certain reporting requirements for litigation settlement expenditures paid to former directors.

REPORT OF THE COMPENSATION COMMITTEE

The Board of Directors has a Compensation Committee, which is responsible for reviewing and recommending to the Board annually the compensation to be paid to the President and Chief Executive Officer of the Company.  The Compensation Committee consists of Directors Pat Vezertzis (Chair), William E. Proffitt and Stanley L. Bozeman, Jr.  All members of the Compensation Committee are independent under the NASD’s listing requirements.  The Committee met three times in 2004 and held one telephonic meeting.

The Committee functions include:

•                  Determining the compensation of the Chief Executive Officer;

•                  Overseeing all other executive officers’ compensation, including salary and bonus payments, as determined by the Chief Executive Officer.

Decisions with respect to executive compensation are made by the Compensation Committee on an individual basis based upon a number of factors, including the provisions of any existing employment contract with an executive officer, evaluation of the executive officer’s performance, the level of responsibility associated with the executive officer’s office, recruitment requirements and the performance of the Company.  Compensation of the executive officers of the Company has historically been structured to motivate, reward and retain the executive officers consistent with the needs of the Company from time to time.  The major elements of the executive officers’ compensation are base salary, short-term incentive in the form of a bonus, and a long-term incentive in the form of options to purchase common stock, with an emphasis on annual bonuses and options.

The Compensation Committee reviews and establishes the base salary of the Chief Executive Officer based on independent competitive data, his leadership in establishing performance standards in the conduct of the Company’s business, and its expectations as to his future contributions in directing the long-term success of the Company and its business.

The foregoing report is submitted by the Compensation Committee of the Board of Directors of the Company in accordance with requirements of the Securities Exchange Act of 1934 (as amended) and the rules and regulations thereunder, and is not intended to create any contractually binding employment rights for the benefit of any employee of the Company.

Pat Vezertzis (Chair)

William E. Proffitt

Stanley L. Bozeman, Jr.

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EXECUTIVE COMPENSATION

Summary Compensation Table.  The following table sets forth compensation paid to certain executive officers during the last fiscal year.

NAME AND PRINCIPAL POSITION	YEAR	ANNUAL SALARY		ANNUAL BONUS	OTHER ANNUAL COMPENSATION		OPTION GRANTS
James C. Verney	2004	$210,000		$35,000	$33,000	(2)	—
President and Chief Executive	2003	$104,192	(1)	$0	$16,500		75,000
Officer	2002	N/A		N/A	N/A		—

Robyn B. Mabe
Vice President and	2004	$110,000		$22,000	$0		—
Chief Financial Officer,	2003	$90,000		$40,000	$0		—
Secretary/Treasurer	2002	$90,000		$30,000	$0		—

(1)          Mr. Verney was hired July 1, 2003 at a base salary of $210,000.

(2)  Other annual compensation for Mr. Verney include annual housing allowance of $21,000 and annual car allowance of $12,000 for 2004.

LIST OF CURRENT OFFICERS OF THE COMPANY

The following is a list of the names and ages of the current officers of the Company, their business history for the last five years and their term of office with the Company.

NAME	AGE	POSITION AND PRINCIPAL OCCUPATION SINCE 1999	OFFICER SINCE

James C. Verney	52	President and Chief Executive Officer since July 1, 2003. Prior to employment with the Company, Mr. Verney was President and Chief Executive Officer with Claremont Restaurant Group in Mooresville, NC from 1999 to 2002.	2003

Robyn B. Mabe	43	Vice President and Chief Financial Officer; Secretary/Treasurer. WesterN SizzliN’s Director of Accounting and Corporate Controller from January 1, 1994 through December 31, 2003; Secretary/Treasurer since January 1, 1999; WesterN SizzliN’s Vice President and Chief Financial Officer since February 1, 2001.	1999

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NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The members of the Nominating and Corporate Governance Committee are Directors Roger D. Sack, J. Alan Cowart, and Titus W. Greene (Chair).  All members of the Nominating Committee are independent as defined by the NASD’s listing requirements.  The Nominating Committee acts under a written charter, adopted by the Board of Directors, which was appended to the 2004 proxy statement.  The Nominating Committee reports to and assists the Board of Directors in identifying individuals for membership to the Board and recommends to the Board the director nominees for the next Annual Meeting of shareholders.  The Nominating Committee held two meetings in 2004.

Nominees are chosen for their ability to represent all of the shareholders, and for their character, judgment, fairness and overall ability.  As a group, they are expected to set the appropriate policy for the Company, and to bring to the Board of Directors broad experience in business matters and an insight and awareness of the appropriate and ever-changing role that corporations should have in society.  Because the advice of those facing similar problems is of particular value, executive officers of other corporations are desirable nominees.

The following personal criteria will be considered in selecting candidates for the Board of Directors:

•                  Independence

•                  Wisdom

•                  Integrity

•                  Understanding and general acceptance of our corporate philosophy

•                  Valid business or professional knowledge and experience, that can bear on our strategies and deliberations

•                  Proven record of accomplishment

•                  Willingness to speak one’s mind

•                  Ability to challenge and stimulate management

•                  Future orientation

•                  Willingness to commit time and energy

The Nominating Committee will also consider proposals for nominees for director from stockholders, which are made in writing to the Secretary of the Company and comply with By-Law requirements.  The recommendation must contain sufficient background information concerning the nominee to enable a proper judgement to be made as to his or her qualifications.  Recommendations must also include a written statement from the candidate expressing a willingness to serve.

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STOCK PERFORMANCE GRAPH

The following chart shows the changes in value over the five years ending December 31, 2004 of an assumed investment of $100 of (i) the Company’s common stock; (ii) stocks that comprise the Russell 2000 Index; and (iii) the common stocks of a peer group of companies comprised of Pizza Inn, Inc., Roadhouse Grill and Star Buffet, Inc.  The value for the assumed investments depicted on the graph and in the table has been calculated assuming that cash dividends are reinvested.

* $100 invested on 12/31/99 in stock or index-including reinvestment of dividends.  Fiscal year ending December 31.

Western Sizzlin - NASB

	Cumulative Total Return
	12/99	12/00	12/01	12/02	12/03	12/04

WESTERN SIZZLIN CORPORATION	100.00	38.93	40.92	68.07	55.95	72.05
RUSSELL 2000	100.00	96.98	99.39	79.03	116.38	137.71
PEER GROUP	100.00	42.24	30.17	38.78	50.88	56.53

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COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s Officers and Directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission.  Such Officers, Directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on its review of the copies of such forms received by it, the Company believes that, during the fiscal year ended December 31, 2004, no persons filed Form 4 on an untimely basis.

RELATED PARTY TRANSACTIONS

Messrs. Bozeman, Cowart, Hontzas and Vezertzis collectively own franchises with respect to ten (10) restaurants.  The franchises were granted on the same terms and conditions as franchises to non-affiliated persons and these gentlemen paid the same royalty, advertising, and other costs as any other non-affiliated franchisee.

In January 2005, the Company terminated a sublease and management agreement with V & F Food Services, an entity in which Pat Vezertzis, a Director, is a partner.  In connection with the termination, the Company paid to V & F a termination fee of $100,000, which resulted in a release and termination of the lease agreement.  Additionally, the Company recorded expenses of $112,500 and $42,500 in 2004 and 2003 respectively.

In November 2003, the Company entered into a joint venture, organized as a Virginia Limited Liability Company, with W & K Foods, LLC, in which William E. Proffitt, a Director, is the prinicipal.  The purpose of the organization is to develop and operate a restaurant.  Each member will contribute an initial capital cash contribution of $250,000.  This project is still in the development stage.

The Board of Directors has a policy that all transactions with its Officers, Directors, employees and affiliates of the Company will be approved by a majority of disinterested Directors of the Company or a special committee of the Board of Directors consisting of disinterested persons, and will be on terms no less favorable to the Company that such Directors or committee believe would be available from unrelated third parties.

CODE OF ETHICS

The Company has adopted a Code of Ethics applicable to its Directors, Officers and employees.  A copy of the Code of Ethics was filed as an exhibit to the Company’s Annual Report on Form 10-K for 2003.

OTHER MATTERS

The Company knows of no other matters to be submitted at the meeting.  If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

Robyn B. Mabe
Secretary

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APPENDIX A.

WESTERN SIZZLIN CORPORATION

2005 STOCK OPTION PLAN

ADOPTED AS OF                        , 2005

i

WESTERN SIZZLIN CORPORATION

2005 STOCK OPTION PLAN

(ADOPTED AS OF                    , 2005)

1.               Adoption, Effective Date, Objectives and Duration

A.           Adoption of the Plan.  This 2005 Stock Option Plan (the “Plan”) was adopted by the Board of Directors (the “Board”) of Western Sizzlin Corporation (the “Company”) to be effective upon approval of the stockholders of the Company at their annual meeting on June 22, 2005, (the “Effective Date”).

B.             Objectives of the Plan.  The Plan is intended to allow employees, directors and consultants of the Company and its Subsidiaries to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Subsidiaries in attracting new employees, directors and consultants and retaining existing employees, directors and consultants.  The Plan also is intended to optimize the profitability and growth of the Company through incentives which are consistent with the Company’s goals; to provide employees, directors and consultants with an incentive for excellence in individual performance; and to promote teamwork among employees, directors and consultants.

C.             Duration of the Plan.  The Plan shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Article 11 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions.  However, in no event may an Incentive Stock Option be granted under the Plan on or after the date 10 years following the earlier of (i) the date the Plan was adopted and (ii) the date the Plan was approved by the stockholders of the Company.

2.               Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below:

A.           “Article” means an Article of the Plan.

B.             “Award” means Options (including Incentive Stock Options) granted under the Plan.

C.             “Award Agreement” means the written agreement by which an Award shall be evidenced.

D.            “Board” has the meaning set forth in Section 1.A.

E.              “Cause” means, unless otherwise defined in an Award Agreement,

(i)             before the occurrence of a Change of Control, any one or more of the following, as determined by the Committee:

(A)      a Grantee’s commission of a crime which, in the judgment of the Committee, resulted or is likely to result in damage or injury to the Company or a Subsidiary;

(B)        the material violation by the Grantee of written policies of the Company or a Subsidiary;

(C)        the habitual neglect or failure by the Grantee in the performance of his or her duties to the Company or a Subsidiary (but only if such neglect or failure is not remedied within a reasonable remedial period after Grantee’s receipt of written notice from the Company which describes such neglect or failure in reasonable detail and specifies the remedial period); or

(D)       action or inaction by the Grantee in connection with his or her duties to the Company or a Subsidiary resulting, in the judgment of the Committee, in material injury to the Company or a Subsidiary; and

(ii)  from and after the occurrence of a Change of Control, the occurrence of any one or more of the following, as determined in the good faith and reasonable judgment of the Committee:

(A)      Grantee’s conviction for committing an act of fraud, embezzlement, theft, or any other act constituting a felony involving moral turpitude or causing material damage or injury, financial or otherwise, to the Company;

(B)        a demonstrably willful and deliberate act or failure to act which is committed in bad faith, without reasonable belief that such action or inaction is in the best interests of the Company, which causes material damage or injury, financial or otherwise, to the Company (but only if such act or inaction is not remedied within 15 business days of Grantee’s receipt of written notice from the Company which describes the act or inaction in reasonable detail); or

(C)        the consistent gross neglect of duties or consistent wanton negligence by the Grantee in the performance of the Grantee’s duties (but only if such neglect or negligence is not remedied within a reasonable remedial period after Grantee’s receipt of written notice from the Company which describes such neglect or negligence in reasonable detail and specifies the remedial period).

F.              “Change of Control” means, unless otherwise defined in an Award Agreement, any one or more of the following:

(i)             the acquisition or holding by any person, entity or “group” (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act), other than by the Company or any Subsidiary or any employee benefit plan of the Company or a Subsidiary, of beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act) of 20% or more of the then-outstanding Common Stock or the then-outstanding Voting Power of the Company; provided, however, that no Change of Control shall occur solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 60% of both the then-outstanding common shares and the then-outstanding Voting Power of such corporation are then beneficially owned, directly or indirectly, by the persons who were the beneficial owners of the then-outstanding Common Stock and Voting Power of the Company immediately before such acquisition, in substantially the same proportions as their respective ownership, immediately before such acquisition, of the then-outstanding Common Stock and Voting Power of the Company; or

(ii)          individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least 75% of the Board; provided that any individual who becomes a director after the Effective Date whose election or nomination for election by the Company’s stockholders was approved by at least 75% of the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened “election contest” relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 under the 1934 Act) or “tender offer” (as such term is used in Section 14(d) of the 1934 Act) or a proposed Extraordinary Transaction (as defined below)) shall be deemed to be a member of the Incumbent Board; or

(iii)       approval by the stockholders of the Company of any one or more of the following:

(A)      a merger, reorganization, consolidation or similar transaction (any of the foregoing, an “Extraordinary Transaction”) with respect to which persons who were the respective beneficial owners of the then-outstanding Common Stock and Voting Power of the Company immediately before such Extraordinary Transaction would not, if such Extraordinary Transaction were to be consummated immediately after such stockholder approval (but otherwise in accordance with the terms presented in writing to the stockholders of the Company for their approval), beneficially own, directly or indirectly, more than 60% of both the then-outstanding common shares and the then-outstanding Voting Power of the corporation resulting from such Extraordinary Transaction, in substantially the same proportions as their respective ownership, immediately before such Extraordinary Transaction, of the then-outstanding Common Stock and Voting Power of the Company,

(B)        a liquidation or dissolution of the Company, or

(C)        the sale or other disposition of all or substantially all of the assets of the Company in one transaction or a series of related transactions.

G.             “Change of Control Value” means the Fair Market Value of a Share on the date of a Change of Control.

H.            “Code” means the Internal Revenue Code of 1986, as amended from time to time, and regulations and rulings thereunder.  References to a particular section of the Code include references to successor provisions of the Code or any successor code.

I.                 “Committee,” “Plan Committee” and “Management Committee” have the meaning set forth in Article 3.

J.                “Common Stock” means the common stock, $.01 par value, of the Company.

K.            “Company” has the meaning set forth in Section 1.A.

L.              “Covered Employee” means a Grantee who, as of the date that the value of an Award is recognizable as taxable income, is one of the group of “covered employees,” within the meaning of Code Section 162(m).

M.         “Disability” means, unless otherwise defined in an Award Agreement, for purposes of the exercise of an Incentive Stock Option after Termination of Affiliation, a disability within the meaning of Section 22(e)(3) of the Code, and for all other purposes, means total disability as determined for purposes of the Company’s long term disability plan or any Subsidiary or other employer of the Grantee and disability shall be deemed to occur for purposes of the Plan on the date such determination of disability is made.

N.            “Disqualifying Disposition” has the meaning set forth in Section 6.D.

O.            “Effective Date” has the meaning set forth in Section 1.A.

P.              “Eligible Person” means (i) any employee (including any officer) of the Company or any Subsidiary, including any such employee who is on an approved leave of absence, layoff, or has been subject to a disability which does not qualify as a Disability, (ii) any director of the Company or any Subsidiary and (iii) any person performing services for the Company or a Subsidiary in the capacity of a consultant.

Q.            “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.  References to a particular section of the Exchange Act include references to successor provisions.

R.             “Extraordinary Transaction” has the meaning set forth in Section 2.G.

S.              “Fair Market Value” means (A) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee, and (B) with respect to Shares, unless otherwise determined by the Committee, as of any date, (i) the average of the high and low trading prices on the date of determination on the New York Stock Exchange (or, if no sale of Shares was reported for such date, on the next preceding date on which a sale of Shares was reported); (ii) if the Shares are not listed on the New York Stock Exchange, the average of the high and low trading prices of the Shares on such other national exchange on which the Shares are principally traded or as reported by the National Market System, or similar organization, or if no such quotations are available, the average of the high bid and low asked quotations in the over-the-counter market as reported by the National Quotation Bureau

Incorporated or similar organizations; or (iii) in the event that there shall be no public market for the Shares, the fair market value of the Shares as ‘determined by the Committee.

T.             “Good Reason” means, unless otherwise defined in an Award Agreement, the occurrence after a Change of Control, without a Grantee’s prior written consent, of any one or more of the following:

(i)             the assignment to the Grantee of any duties which result in a material adverse change in the Grantee’s position (including status, offices, titles, and reporting requirements), authority, duties, or other responsibilities with the Company, or any other action of the Company which results in a material adverse change in such position, authority, duties, or responsibilities, other than an insubstantial and inadvertent action which is remedied by the Company promptly after receipt of notice thereof given by the Grantee,

(ii)          any relocation of the Grantee of more than 40 miles from the place where the Grantee was located at the time of the Change of Control, or

(iii)       a material reduction or elimination of any component of the Grantee’s rate of compensation, including (x) base salary, (y) any incentive payment or (z) benefits or perquisites which the Grantee was receiving immediately prior to a Change of Control.

U.            “Grant Date” has the meaning set forth in Section 5.B.

V.             “Grantee” means an individual who has been granted an Award.

W.        “Incentive Stock Option” means an option granted under Article 6 of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provisions thereto.

X.            “Including” or “includes” means “including, without limitation,” or “includes, without limitation,” respectively.

Y.             “Mature Shares” means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

Z.             “Option” means an option granted under Article 6 of the Plan.

AA.  “Option Price” means the price at which a Share may be purchased by a Grantee pursuant to an Option.

BB.     “Option Term” means the period beginning on the Grant Date of an Option and ending on the expiration date of such Option, as specified in the Award Agreement for such Option and as may, consistent with the provisions of the Plan, be extended from time to time by the Committee prior to the expiration date of such Option then in effect.

CC.     “Outside Director” means a member of the Board who is not an employee of the Company or any Subsidiary.

DD.   “Period of Restriction” means the period during which the transfer of Restricted Shares is limited’ in some way (the length of the period being based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8.

EE.       “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

FF.       “Plan” has the meaning set forth in Section 1.A.

GG.     “Required Withholding” has the meaning set forth in Article 12.

HH.   “Retirement” means for any Grantee who is an employee, Termination of Affiliation by the Grantee upon either (i) having both attained age fifty-five (55) and completed at least ten (10) years of service with the Company or a Subsidiary or (ii) meeting such other requirements as may be specified by the Committee.

II.             “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule, as in effect from time to time.

JJ.           “SEC’ means the United States Securities and Exchange Commission, or any successor thereto.

KK.   “Section” means, unless the context otherwise requires, a Section of the Plan.

LL.       “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

MM. “Share” means a share of Common Stock.

NN.   “Subsidiary” means, for purposes of grants of Incentive Stock Options, a corporation as defined in Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of this definition) and, for all other purposes, a United States or foreign corporation or partnership or other similar entity with respect to which the Company owns, directly or indirectly, 50% (or such lesser percentage as the Committee may specify, which percentage may be changed from time to time and may be different for different entities) or more of the Voting Power of such corporation, partnership or other entity.

OO.   “Termination of Affiliation” occurs on the first day on which an individual is for any reason no longer providing services to the Company or any Subsidiary in the capacity of an employee, director or consultant, or with respect to an individual who is an employee or director of, or consultant to, a corporation which is a Subsidiary, the first day on which such corporation ceases to be a Subsidiary.

PP.       “10% Owner” means a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary.

QQ.   “Voting Power” means the combined voting power of the then-outstanding securities of a corporation entitled to vote generally in the election of directors.

3.               Administration

A.           Committee.

(i)                           Subject to Article 11, and to Section 3.B, the Plan shall be administered by the Board, or a committee appointed by the Board to administer the Plan (“Plan Committee”).  To the extent the Board considers it desirable to comply with or qualify under Rule 16b-3 or meet the Performance-Based Exception, the Plan Committee shall consist of two or more directors of the Company, all of whom qualify as “outside directors” as defined for purposes of the regulations under Code Section 162(m) and “non-employee directors” within the meaning of Rule 16b-3.  The number of members of the Plan Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 and the Performance-Based Exception as then in effect.

(ii)                        The Board or the Plan Committee may appoint and delegate to another committee (“Management Committee”) any or all of the authority of the Board or the Plan Committee, as applicable, with respect to Awards to Grantees other than Grantees who are Section 16 Persons at the time any such delegated authority is exercised.

(iii)                     Any references herein to “Committee” are references to the Board, or the Plan Committee or the Management Committee, as applicable.

B.             Powers of Committee.  Subject to the express provisions of the Plan, the Committee has full and final authority and sole discretion as follows:

(i)                           to determine when, to whom and in what types and amounts Awards should be granted and the terms and conditions applicable to, each Award, and whether or not specific Awards shall be granted in connection with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards;

(ii)                        to construe and interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

(iii)                     to make, amend, and rescind rules relating to the Plan, including rules with respect to the exercisability and nonforfeitability of Awards upon the Termination of Affiliation of a Grantee;

(iv)                    to determine the terms and conditions of all Award Agreements (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment which (A) does not adversely affect the rights of the Grantee, or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new or change in existing applicable law;

(v)                       to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

(vi)                    to accelerate the exercisability (including exercisability within a period of less than six months after the Grant Date) of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a Termination of Affiliation;

(vii)                 subject to Sections 1.C and 5.C, to extend the time during which any Award or group of Awards may be exercised;

(viii)              to make such adjustments or modifications to Awards to Grantees working outside the United States as are advisable to fulfill the purposes of the Plan or to comply with applicable local law;

(ix)                      to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee; and

(x)                         to take any other action with respect to any matters relating to the Plan for which it is responsible.

All determinations on all matters relating to the Plan or any Award Agreement may be made in the sole and absolute discretion of the Committee, and all such determinations of the Committee shall be final, conclusive and binding on all Persons.  No member of the Committee shall be liable for any action or determination made with respect to the Plan or any Award.

4.               Shares Subject to the Plan and Maximum Awards

A.           Number of Shares Available for Grants.  Subject to adjustment as provided in Section 4.B, the number of Shares hereby reserved for issuance under the Plan shall be 500,000 and the number of Shares for which Awards may be granted to any Grantee on any Grant Date, when aggregated with the number of Shares for which Awards have previously been granted to such Grantee in the same calendar year, shall not exceed ten percent (10%) of the total Shares outstanding as of such Grant Date. If any Shares subject to an Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such Shares or of other consideration in lieu of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination shall again be available for grant under the Plan.  If any Shares (whether subject to or received pursuant to an Award granted hereunder, purchased on the open market, or otherwise obtained) are withheld, applied as payment, or sold pursuant to procedures approved by the Committee and the proceeds thereof applied as payment in connection with the exercise of an Award or the withholding of taxes related thereto, such Shares, to the extent of any such withholding or payment, shall again be available or shall increase the number of Shares available, as applicable, for grant under the Plan.  The Committee may from time to time determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.  Shares issued pursuant to the Plan may be treasury Shares or newly-issued Shares.

B.             Adjustments in Authorized Shares.  In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award or the substitution of other property for Shares subject to an outstanding Award; provided, in each case that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; and provided further, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

5.               Eligibility and General Conditions of Awards

A.           Eligibility.  The Committee may grant Awards to any Eligible Person, whether or not he or she has previously received an Award.

B.             Grant Date.  The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified by the Committee.

C.             Maximum Term.  The Option Term or other period during which an Award may be outstanding shall under no circumstances extend more than 10 years after the Grant Date, and shall be subject to earlier termination as herein provided; provided, however, that any deferral of a cash payment or of the delivery of Shares that is permitted or required by the Committee pursuant to Article 8 may, if so permitted or required by the Committee, extend more than 10 years after the Grant Date of the Award to which the deferral relates.

D.            Award Agreement.  To the extent not set forth in the Plan, the terms and conditions of each Award (which need not be the same for each grant or for each Grantee) shall be set forth in an Award Agreement.

E.              Termination of Affiliation.  Except as otherwise provided in an Award Agreement, and subject to the provisions of Section 14.1, the extent to which the Grantee shall have the right to exercise, vest in, or receive payment in respect of an Award following Termination of Affiliation shall be determined in accordance with the following provisions of this Section 5.E.

(i)                         For Cause.  If a Grantee has a Termination of Affiliation for Cause any unexercised Option shall terminate effective immediately upon such Termination of Affiliation.

(ii)                      On Account of Death or Disability.  If a Grantee has a Termination of Affiliation on account of death or Disability, then any unexercised Option whether or not exercisable on the date of such Termination of Affiliation, may be exercised, in whole or in part, within the first 12 months after such Termination of Affiliation (but only during the Option Term) by the Grantee or, after his or her death, by (A) his or her personal representative or the person to whom the Option is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee’s beneficiary designated in accordance with Article 7.

(iii)                   On Account of Retirement.  If a Grantee has a Termination of Affiliation on account of Retirement, then any unexercised Option whether or not exercisable on the date of such Termination of Affiliation, may be exercised, in whole or in part, within the first five years after such Termination of Affiliation (but only during the Option Term) by the Grantee or, after his or her death, by (A) his or her personal representative or the person to whom the Option, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee’s beneficiary designated in accordance with Article 7.

(iv)                  Any Other Reason.  If a Grantee has a Termination of Affiliation for any reason other than for Cause, death, Disability or Retirement, then any unexercised Option to the extent exercisable immediately before the Grantee’s Termination of Affiliation, may be exercised in whole or in part, not later than three months after such Termination of Affiliation (but only during the Option Term) by the Grantee or, after his or her death, by (A) his or her personal representative or the person to whom the Option, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee’s beneficiary designated in accordance with Article 7.

F.              Nontransferability of Awards.

(i)                         Each Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under applicable law, by the Grantee’s guardian or legal representative;

(ii)                      No Award (prior to the time, if applicable, Shares are issued in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(iii)                   To the extent and in the manner permitted by the Committee, and subject to such terms, conditions, restrictions or limitations that may be prescribed by the Committee, a Grantee may transfer an Award (other than an Incentive Stock Option) to (i) a spouse, sibling, parent, child (including an adopted child) or grandchild (any of which, an “Immediate Family Member”) of the Grantee; (ii) a trust, the primary beneficiaries of which consist exclusively of the Grantee or Immediate Family Members of the Grantee; or (iii) a corporation, partnership or similar entity, the owners of which consist exclusively of the Grantee or Immediate Family Members of the Grantee.

G.             Cancellation and Rescission of Awards.  Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation for Cause.

H.            Loans and Guarantees.  The Committee may, subject to applicable law, (i) allow a Grantee to defer payment to the Company of all or any portion of the Option Price of an Option or (ii) cause the Company to loan to the Grantee, or guarantee a loan from a third party to the Grantee for, all or any portion of the Option Price of an Option or all or any portion of any taxes associated with the exercise of, nonforfeitability of, or payment of benefits in connection with, an Award.  Any such payment deferral, loan or guarantee by the Company shall be on such terms and conditions as the Committee may determine.

6.               Stock Options

A.           Grant of Options.  Subject to the terms and provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.  Without in any manner limiting the generality of the foregoing, the Committee may grant to any Eligible Person, or permit any

Eligible Person to elect to receive, an Option in lieu of or in substitution for any other compensation (whether payable currently or on a deferred basis, and whether payable under this Plan or otherwise) which such Eligible Person may be eligible to receive from the Company or a Subsidiary.

B.             Award Agreement.  Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the Option Term, the number of shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

C.             Option Price.  The Option Price of an Option under this Plan shall be determined by the Committee, and shall be equal to or more than 100% of the Fair Market Value of a Share on the Grant Date; provided, however, that any Option that is (x) granted to a Grantee in connection with the acquisition (“Acquisition”), however effected, by the Company of another corporation or entity (“Acquired Entity”) or the assets thereof,(y) associated with an option to purchase shares of stock of the Acquired Entity or an affiliate thereof (“Acquired Entity Option”) held by such Grantee immediately prior to such Acquisition, and (z) intended to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Option (“Substitute Option”) may, to the extent necessary to achieve such preservation of economic value, be granted with an Option Price that is less than 100% of the Fair Market Value of a Share on the Grant Date.

D.            Grant of Incentive Stock Options.  At the time of the grant of any Option, the Committee may designate that such Option shall be made subject to additional restrictions to permit it to qualify as an “incentive stock option” under the requirements of Section 422 of the Code.  Any Option designated as an Incentive Stock Option shall, to the extent required by Section 422 of the Code:

(i)                         if granted to a 10% Owner, have an Option Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

(ii)                      be exercisable for a period of not more than 10 years (five years in the case of an Incentive Stock Option granted to a 10% Owner) from its Grant Date, and be subject to earlier termination as provided herein or in the applicable Award Agreement;

(iii)                   not have an aggregate Fair Market Value (as of the Grant Date of each Incentive Stock Option) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee’s employer or any parent or Subsidiary thereof (“Other Plans”)) are exercisable for the first time by such Grantee during any calendar year, determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the “$100,000 Limit”);

(iv)                  if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the portion of such grant which is exercisable for the first time during any calendar year (“Current Grant”) and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during the same calendar year (“Prior Grants”) would exceed the $100,000 Limit be exercisable as follows:

(A)      the portion of the Current Grant which would, when added to any Prior Grants, be exercisable with respect to Shares which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

(B)        if, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the preceding provisions of this Section during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an Incentive Stock Option, but shall be exercisable as an Option which is not an Incentive Stock Option at such date or dates as are provided in the Current Grant;

(v)                     be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company; and

(vi)                  by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, in any manner permitted by the Plan and specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee’s death.

Any Option designated as an Incentive Stock Option shall also require the Grantee to notify the Committee of any disposition of any Shares issued pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) (any such circumstance, a “Disqualifying Disposition”), within 10 days of such Disqualifying Disposition.

Notwithstanding the foregoing, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

E.              Payment.  Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means subject to the approval of the Committee:

1.                                       cash, personal check or wire transfer;

2.                                       Mature Shares, valued at their Fair Market Value on the date of exercise;

3.                                       subject to applicable law, pursuant to procedures approved by the Committee, through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise; or

4.                                       when permitted by the Committee, payment may also be made in accordance with Section 5.H.

7.               Beneficiary Designation

Each Grantee under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit.  Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Company, and will be effective only when filed by the Grantee in writing with the Company during the Grantee’s lifetime.  In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.

8.               Deferrals

The Committee may permit or require a Grantee to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the exercise of an Option.  If any such deferral is required or permitted, the Committee shall establish rules and procedures for such deferrals.  Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee upon the Grantee’s Termination of Affiliation.

9.               Rights of Employees/Directors/Consultants

A.           Employment.  Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Grantee’s employment, directorship or consultancy at any time, nor confer upon any Grantee the right to continue in the employ or as a director or consultant of the Company.

B.             Participation.  No employee, director or consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

10.         Change of Control

A.           Change of Control.  Except as otherwise provided in an Award Agreement, if a Change of Control occurs, then any unexercised Option, whether or not exercisable on the date of such Change of Control, shall thereupon be fully exercisable and may be exercised, in whole or in part.

B.             Pooling of Interests Accounting.  If the Committee determines, prior to a sale or merger of the Company that the Committee determines is reasonably likely to occur, that the grant or exercise of Options, would preclude the use of pooling of interests accounting (“pooling”) after the consummation of such sale or merger and that such preclusion of pooling would have a material adverse effect on such sale or merger, the Committee may (a) make any adjustments in such Options, prior to the sale or merger that will permit pooling after the consummation of such sale or merger or(b) cause the Company to pay the benefits attributable to such Options, (including for this purpose not only the spread between the then Fair Market Value of the Shares subject to such Options, and the Option Price or Strike Price applicable thereto, but also the additional value of such Options, in excess of such spread, as determined by the Committee) in the form of Shares if such payment would not cause the transaction to remain or become ineligible for pooling; provided, however, no such adjustment or payment may be made that would adversely affect in any material way any such Options, without the consent of the affected Grantee.

11.         Amendment, Modification, and Termination

A.           Amendment, Modification, and Termination.  Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part without the approval of the Company’s stockholders.  The Board may delegate to the Plan Committee any or all of the authority of the Board under this Section 11.A to alter, amend suspend or terminate the Plan.

B.             Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.  The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.B) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan’s meeting the requirements of the Performance-Based Exception.

C.             Awards Previously Granted.  Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

12.         Withholding

A.           Withholding

1.               Mandatory Tax Withholding.

(A)      Whenever under the Plan, Shares are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require (i) that the Grantee remit an amount in cash, or if determined by the Committee, Mature Shares, sufficient to satisfy all federal, state, local and foreign tax withholding requirements related thereto (“Required Withholding”), (ii) the withholding of such Required Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan or (iii) any combination of the foregoing.

(B)        Any Grantee who makes a Disqualifying Disposition or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting Required Withholding; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such Required Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan.

2.               Elective Share Withholding.

(A)      Subject to subsection 12.A.1.(2), a Grantee may elect the withholding (“Share Withholding”) by the Company of a portion of the Shares subject to an Award upon the exercise of such Award or upon making an election under Section 83(b) of the Code (each, a “Taxable Event”) having a Fair Market Value equal to (i) the minimum amount necessary to satisfy Required Withholding liability attributable to the Taxable Event; or (ii) with the Committee’s prior approval, a greater amount, not to exceed the estimated total amount of such Grantee’s tax liability with respect to the Taxable Event.

(B)        Each Share Withholding election shall be subject to the following conditions:

(1)          any Grantee’s election shall be subject to the Committee’s discretion to revoke the Grantee’s right to elect Share Withholding at any time before the Grantee’s election if the Committee has reserved the right to do so in the Award Agreement;

(2)          the Grantee’s election must be made before the date (the “Tax Date”) on which the amount of tax to be withheld is determined; and

(3)          the Grantee’s election shall be irrevocable.

B.             Notification Under Code Section 83(b).  If the Grantee, in connection with the exercise of any Option, makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code.  The Committee may, in connection with the grant of an Award or at any time thereafter prior to such an election being made, prohibit a Grantee from making the election described above.

13.         Successors

A.           All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

14.         Additional Provisions

A.           Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

B.             Severability.  If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan.  Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

C.             Requirements of Law.  The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or stock exchanges as may be required.  Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company shall not be obligated to deliver any Shares or other benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

D.            Securities Law Compliance.

1.  If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Shares acquired pursuant to Awards under the Plan as it may deem advisable.  All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.  If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of

1993, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company evidence satisfactory to the Company that such registration is not required.

2.  If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any stock exchange upon which any of the Company’s equity securities are listed, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

E.              No Rights as a Stockholder.  A Grantee shall not have any rights as a stockholder of the Company with respect to the Shares which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him or her.

F.              Nature of Payments.  Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any Subsidiary or (b) any agreement between (i) the Company or any Subsidiary and (ii) the Grantee, except as such plan or agreement shall otherwise expressly provide.

G.             Governing Law.  The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware other than its laws respecting choice of law.

APPENDIX B

CHARTER OF THE AUDIT AND FINANCE COMMITTEE OF THE

BOARD OF DIRECTORS

WESTERN SIZZLIN CORPORATION

I.                                         AUDIT COMMITTEE PURPOSE

The Audit and Finance Committee (“Audit Committee”) is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities to oversee the financial affairs and investments of the Corporation and its subsidiaries. The Audit Committees primary duties and responsibilities are to:

•                  Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

•                  Monitor the independence and performance of the Company’s independent auditors.

•                  Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.                                     AUDIT COMMITTEE COMPOSITION AND MEETINGS

Audit Committee members shall meet the requirements of the NASD. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. Meetings may be called by the Chairman of the Board, Chairman of the Audit and Finance Committee, the Chief Executive Officer or any other two members of the Committee with notice duly given 48 hours prior to the called meeting date or subject to waiver of notice by all Committee members. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee or at least its Chair should communicate with management and the independent auditors quarterly to review the Company’s financial statements and significant findings based upon the auditors limited review procedures.

III.                                 AUDIT COMMITTEE RESPONSIBIL1TIES AND DUTIES

1.                                         Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2.                                         Review the Company’s annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

3.                                         In consultation with management, and the independent consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management’s responses.

4.                                         Review with financial management and the independent auditors the Company’s quarterly financial results prior to the release of the earnings and/or the Company’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

5.                                         The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall

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review the independence, and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

6.                                         Approve the fees and other significant compensation to be paid to the independent auditors.

7.                                         On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence.

8.                                         Review the independent auditors audit plan, discuss scope, staffing, locations, reliance upon management and general audit approach.

9.                                         Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors.

10.                                   Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

11.                                   Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

12.                                   On at least an annual basis, request a summary and review with the Company’s legal counsel as deemed necessary, any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies.

13.                                   Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company’s annual proxy statement.

14.                                   Perform any other activities consistent with this Charter, the Company’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

15.                                   Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

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16.                                   Periodically perform self-assessment of audit committee performance.

17.                                   Review financial and accounting personnel succession planning within the company.

18.                                   Annually review policies and procedures as well as audit results associated with directors and officers expense accounts and perquisites. Annually review a summary of director and officers’ related party transactions and potential conflicts of interest.

4

WESTERN SIZZIN CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR

THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 22, 2005

The undersigned hereby constitutes and appoints Paul C. Schorr, III and Robyn B. Mabe or either of them, with full power to act alone, or any substitute appointed by either of them as the undersigned’s agents, attorneys and proxies to vote the number of shares the undersigned would be entitled to vote if personally present at the Annual Meeting of the Stockholders of Western Sizzlin Corporation to be held at the Marriott Airport Hotel, 4711 Best Road, College Park, Georgia 30337 on the 22nd day of June, 2005 at 10:00 a.m. local time or any adjournments thereof, as indicated hereon.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR, AND FOR ADOPTION OF THE 2005 STOCK OPTION PLAN AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS.

Please mark your votes as indicated in this example ☒

1. Election of Directors for Annual term			Paul C Schorr, III, Roger D. Sack, Stanley L. Bozeman, Jr., A. Jones Yorke, Titus W. Greene, J. Alan Cowart, Pat Vezertzis, Thomas M.Hontzas, and Jesse M. Harrington, III
FOR the nine nominees (except as marked to the contrary to the right)	WITHHOLD AUTHORITY to vote for the nine nominees listed to the right.		(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below.)

☐	☐

2. Approval of the adoption of the 2005 Western Sizzlin Corporation Stock Option Plan.

For	Against	Withhold Authority
☐	☐	☐

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

			Dated:	, 2005

Signature of Stockholder

Signature of Stockholder

Please sign exactly as your name appears at the left. When signing as attorney, executor, administrator, trustee, guardian or conservator, give full title. All joint trustees must sign.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.